SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 23, 2001


                      Access Solutions International, Inc.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                    0-28920                      05-0426298
                    -------                  --------------------
           (Commission File Number)    (IRS Employer Identification No.)


                   65 Ten Rod Road, North Kingstown, RI 02852
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-295-2691


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item           5. Other Events.
                  ------------


               Pursuant to Form 8-K, General Instruction F, the Company hereby incorporates by reference the press release attached hereto as
               Exhibit 99.

Item 7.         Financial Statements and Other Exhibits.
                ---------------------------------------

                Exhibit No.                                 Description

                Exhibit 99                                  Press Release


                              Dated April 23, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                         ACCESS SOLUTIONS INTERNATIONAL, INC.



                                         By:/s/ Thomas E. Gardner
                                            ------------------------------------
                                            Name:  Thomas E. Gardner
                                            Title: Chairman and Treasurer



Dated:  April 23, 2001

                                                                     Exhibit 99
FOR IMMEDIATE RELEASE: April 23, 2001

CONTACT:          Denis Marchand
                  Vice President of Finance & Administration
                  Access Solutions International, Inc.
                  650 Ten Rod Road
                  North Kingstown, RI  02852
                  401-295-2691


              ACCESS SOLUTIONS INTERNATIONAL PATENT Lawsuit SETTLED

     NORTH  KINGSTOWN,  RI -- Access  Solutions  International,  Inc.  (OTC EBB:
ASIC), announced today that it has received a monetary settlement pursuant to a signed a settlement agreement with Anacomp, Inc. ("Anacomp") and Eastman Kodak Company ("Kodak"), resolving its patent infringement lawsuit against defendants Anacomp and Kodak in the United States District Court for the District of Rhode Island. On August 29, 1997, ASI had filed the complaint against Data/Ware
Development, Inc. (Anacomp's predecessor) and Kodak alleging infringement of ASI's patents 4,775,969 and 5,034,914. The defendants had counterclaimed and counter-sued ASI.

     After the payment of legal fees and the share of the settlement allocable to the co-owner, ASI will receive net proceeds of approximately $4,000,000, of which approximately $2,200,000 will be used to retire outstanding debt and payables. Included in the debt is an issue of approximately $1,600,000 that is convertible into common stock of the company, which the holder has stated he will not convert.

     This settlement represents a significant milestone and critical junction in the long-term future of the company. The management of ASI will be assessing various strategic alternatives, which will best benefit its shareholders, customers and employees.

     Access Solutions International, Inc. designs, develops, manufactures and markets information storage and retrieval systems, including both software and hardware. ASI is the developer of GIGAPAGE, an MVS/CICS COLD application providing storage and access to terabytes of corporate data for business analysis, customer service, regulatory and research applications.

NOTE: Any statements released by Access Solutions International, Inc. that are forward looking are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Editors and investors are cautioned that forward-looking statements involve risk and uncertainties, which may affect the company's business prospects and performance. This includes economic, competitive, governmental, technological and other factors discussed in the company's filings with the SEC on forms 10-KSB and 10-QSB.

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